UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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United Community Bancorp

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[LETTERHEAD OF UNITED COMMUNITY BANCORP]

October 7, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of United Community Bancorp. We will hold the meeting at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 12, 2009, at 9:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card OR vote by Internet or by telephone. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card OR voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ WILLIAM F. RITZMANN
William F. Ritzmann President and Chief Executive Officer

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:30 a.m., local time, on Thursday, November 12, 2009.

PLACE	Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

ITEMS OF BUSINESS	(1) The election of three directors of the Company;

(2) The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants for the Company for the fiscal year ending June 30, 2010; and

(3)    Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 30, 2009.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You also may vote by Internet or by telephone by following the instructions on the enclosed proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ ELMER G. MCLAUGHLIN
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or vote via the telephone or the Internet.

UNITED COMMUNITY BANCORP

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Bancorp (“United Community,” the “Company,” “we,” “our,” or “us”) to be used at the annual meeting of stockholders of the Company. United Community is the holding company for United Community Bank (the “Bank”) and the majority-owned subsidiary of United Community MHC. The annual meeting will be held at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 12, 2009, at 9:30 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about October 7, 2009 to stockholders of record on September 30, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 12, 2009

The Proxy Statement and the 2009 Annual Report to Stockholders are available at https://www.sendd.com/EZProxy/?project_id=340.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of United Community common stock only if the records of the Company show that you held your shares as of the close of business on September 30, 2009. As of the close of business on September 30, 2009, a total of 7,856,974 shares of United Community common stock were outstanding and entitled to vote, including 4,655,200 shares of common stock held by United Community MHC. Each share of common stock has one vote.

The Company’s Charter provides that, until March 30, 2011, record holders of the Company’s common stock, other than United Community MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of United Community in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•

Indirectly in the United Community Bancorp Stock Fund of our 401(k) Plan, the United Community Bancorp Employee Stock Ownership Plan (the “ESOP”), or the trust that holds restricted stock awards issued to directors and employees under our 2006 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of United Community common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors, each to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting.

In voting on the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner. The election of directors and the ratification of Clark, Schaefer, Hackett & Co. as our independent registered public accountants for fiscal 2010 are currently considered routine matters.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of United Community is sending you this proxy statement for the purpose of requesting that you allow your shares of United Community common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of United Community common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” all of the nominees for director, and “FOR” ratification of Clark, Schaefer, Hackett & Co. as our independent registered public accountants for the fiscal year ending June 30, 2010.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your United Community common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Voting by Internet or Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 11:59 p.m., Central time, on Tuesday, November 10, 2009.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the ESOP or if you hold shares through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is November 5, 2009.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, each of whom are “independent” under the listing standards of The NASDAQ Stock Market, except for William F. Ritzmann, the President and Chief Executive Officer of United Community and United Community Bank, Elmer G. McLaughlin, the Executive Vice President, Chief Operating Officer and Corporate Secretary of United Community and United Community Bank and Robert J. Ewbank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board also considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.”

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of each director; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors of United Community

The following table identifies our standing committees and their members as of June 30, 2009. All members of each committee are independent in accordance with the listing standards of The NASDAQ Stock Market.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
William F. Ritzmann
Ralph B. Sprecher	X		X
Robert J. Ewbank
Jerry W. Hacker
Elmer G. McLaughlin
Anthony C. Meyer			X*
G. Michael Seitz		X*	X
Eugene B. Seitz, II	X	X	X
Richard C. Strzynski	X*	X	X
Number of Meetings in Fiscal 2009	6	1	2

*	Chairman

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for reviewing the following: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent registered public accounting firm; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit functions, its independent registered public accounting firm and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board has established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement. The Audit Committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mr. Strzynski is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors. The charter is not available on the Company’s website, however, a copy of the charter is included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee operates under a written charter. The charter is not available on the Company’s website, however, a copy of the charter is included as Appendix B to this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to United Community and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends director candidates for each committee for appointment by the Board. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. The charter is not available on the Company’s website, however, a copy of the charter is included as Appendix C to this proxy statement.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table sets forth the compensation paid to our non-employee directors for their board service during fiscal 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert J. Ewbank	25,000	11,857	6,094	1,318	44,269
Jerry W. Hacker	25,000	11,857	6,094	1,307	44,258
Anthony C. Meyer	25,000	11,857	6,094	1,301	44,252
Eugene B. Seitz, II	27,250	11,857	6,094	1,318	46,519
G. Michael Seitz	28,500	11,857	6,094	1,318	47,769
Richard C. Strzynski	25,000	11,857	6,094	1,318	44,269
Ralph B. Sprecher	29,900	11,857	6,094	1,307	49,158

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) of the vesting of shares of restricted stock in 2009 based upon the Company’s stock price of $11.53 as of the date of grant. The restricted stock awards vest ratably over a five-year period which began on January 2, 2008. At June 30, 2009, the Equity Incentive Plan Trust held 2,986 shares of unvested restricted stock for each of the non-employee directors.
(2)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) in 2008 for each executive, based upon a fair value of each option of $2.37 using the Black-Scholes option pricing model. The stock options vest ratably over a five-year period which began on January 2, 2008. At June 30, 2009, each director held an unvested stock option for 12,442 shares of Company common stock.
(3)	Represents dividends paid on stock awards that vested in fiscal 2009 and life insurance premiums.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of United Community Bancorp and United Community Bank during fiscal 2010. Additionally, Mr. Sprecher will receive $4,900 annually for his service as Chairman of the Board, Mr. G. Michael Seitz will receive $3,500 annually for his service as Secretary of the Board and Mr. Eugene Seitz will receive $2,250 annually for his service as Assistant Secretary of the Board. Directors do not receive any fees for their service on the Board of Directors of United Community MHC. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Annual retainer for United Community Bancorp.	$5,000
Annual retainer for United Community Bank	$14,800
Annual fee for service on committees of United Community Bank	$5,200

Directors Retirement Plan. The Bank sponsors a directors retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the plan, a non-employee director who has completed at least three years of service and has attained the designated “benefit age” (ranging from age 72 to age 80 years and 9 months) set forth in an individual agreement under the plan may receive a retirement benefit of $20,000 per year for ten years, payable in monthly installments for a total of 120 months. A participating director may also receive an early retirement benefit upon termination of service following completion of at least three years of service and attainment of age 65. The early retirement benefit equals $10,000 per year for ten years upon retirement after age 65 but before age 68, or $15,000 per year for ten years upon retirement after age 68 but before the designated benefit age. Upon the death of a participating director before completion of the applicable benefit payments, the Bank will pay any remaining benefits to the director’s designated beneficiary. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if he remained in service until reaching the benefit age, payable over a ten-year period. The plan also provides that the Board may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. In consideration for the benefits provided under the plan and outlined above, participating directors agree not to engage in certain competitive business activities while serving on the Board or following termination of service for reasons other than a change in control. No benefits are payable under the plan upon a termination of service for cause. Directors G. Michael Seitz, Meyer, Sprecher, Hacker, Strzynski, Ewbank and Eugene B. Seitz currently participate in the plan.

Director Emeritus Policy. The Board of Directors of the Bank established a director emeritus policy which states that the Board of Directors may designate a director as a director emeritus if he or she terminates service with the Bank on or after attaining age 72 and agrees to perform certain advisory services for the Board as may be determined from time to time. All emeritus directors who do not participate in the Directors Retirement Plan receive a $20,000 annual fee for service as a director emeritus. Directors emeriti may also participate in the medical and health benefit coverage provided to non-employee directors of the Bank. Upon the death of a director emeritus, the surviving spouse may continue to receive medical and health benefits by reimbursing the Bank for the coverage costs until the earliest of the termination of such insurance by the Bank, eligibility for benefits under another insurance plan, or remarriage. Directors Henry G. Nanz, Frank E. Weismiller, Jr. and William S. Gehring currently serve in a director emeritus capacity.

Board and Committee Meetings

During the year ended June 30, 2009, the Board of Directors of the Company met 11 times and the Board of Directors of the Bank met 26 times. No director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Board of Directors and the committees on which such director served.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages each director to attend the annual meeting of stockholders. All directors attended the 2008 annual meeting of stockholders.

Code of Ethics and Business Conduct

United Community has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

The Audit Committee

Richard C. Strzynski, Chairman

Eugene B. Seitz, II

Ralph B. Sprecher

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2009 and 2008 by Clark, Schaefer, Hackett & Co.:

	2009	2008
Audit fees(1)	$129,980	$146,355
Audit related fees(2)	12,425	1,100
Tax fees(3)	21,125	6,800
All other fees(4)	21,708	9,440

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of the financial statements included in Quarterly Reports on Form 10-Q.
(2)	For 2009, consists of an information systems review for audit purposes. For 2008, consists of administration fees for the Supplemental Executive Retirement Plan.
(3)	For both 2009 and 2008, consists of fees for tax return preparation, planning and tax advice.
(4)	For 2009, consists of administration fees for multiple deferred compensation and retirement plans for senior employees and Board members. For 2008, consists of fees for assistance with Sarbanes-Oxley compliance.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

During the year ended June 30, 2009, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of September 30, 2009 about the persons and entities known to United Community to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
United Community MHC 92 Walnut Street Lawrenceburg, Indiana 47025	4,655,200	(2)	59.25%

(1)	Based on 7,856,974 shares of the Company’s common stock outstanding and entitled to vote as of September 30, 2009.
(2)	Acquired in connection with the Company’s minority stock offering, which was completed on March 30, 2006.

The following table provides information as of September 30, 2009 about the shares of United Community common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officers listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned		Options Exercisable Within 60 Days	Percent of Common Stock Outstanding (1)
William F. Ritzmann	71,248	(2)(3)	26,542	1.24%
Ralph B. Sprecher	31,976	(4)	4,976	*
Robert J. Ewbank	54,976	(5)	4,976	*
Jerry W. Hacker	34,976	(6)	4,976	*
James W. Kittle	42,598	(2)(7)	14,100	*
Elmer G. McLaughlin	60,927	(2)(8)	19,906	1.03
Anthony C. Meyer	19,976	(9)	4,976	*
G. Michael Seitz	39,976		4,976	*
Eugene B. Seitz, II	35,566	(10)	4,976	*
Richard C. Strzynski	19,976	(11)	4,976	*
All directors and named executive officers as a group (12 persons)	495,527		123,580	7.76%

*	Less than 1.0%.
(1)	Based on 7,856,974 shares of the Company’s common stock outstanding and entitled to vote as of September 30, 2009.
(2)	Includes shares held in the reporting person’s 401(k) Plan account as follows: Mr. Ritzmann, 10,704 shares, Mr. Elmer G. McLaughlin, 27,291 shares and Mr. Kittle, 6,320 shares. These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash. The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.
(3)	Includes 14,783 shares held in Mr. Ritzmann’s individual retirement account and 3,930 shares allocated to Mr. Ritzmann’s account under the ESOP.
(4)	Includes 20,000 shares held in Mr. Sprecher’s individual retirement account.
(5)	Includes 5,300 shares held by Mr. Ewbank’s spouse and 29,700 shares held by one corporation controlled by Mr. Ewbank. Also includes 20,300 shares pledged as security.

(6)	Includes 9,000 shares held in Mr. Hacker’s individual retirement account and 6,000 shares held in Mr. Hacker’s spouse’s individual retirement account. Also includes 15,000 shares pledged as security.
(7)	Includes 750 shares held in Mr. Kittle’s individual retirement account, 1,850 shares held in Mr. Kittle’s spouse’s individual retirement account and 2,460 shares allocated to Mr. Kittle’s account under the ESOP. Also includes 13,000 shares pledged as security.
(8)	Includes 6,650 shares held jointly with Mr. McLaughlin’s spouse and 3,729 shares allocated to Mr. McLaughlin’s account under the ESOP. Also includes 10,000 shares pledged as security.
(9)	Includes 15,000 shares pledged as security.
(10)	Includes 5,130 shares held in Mr. Seitz’s individual retirement account and includes 5,000, 5,000 and 5,000 shares, respectively, held in three custodian accounts for Mr. Seitz’s children. Also includes 10,000 shares pledged as security.
(11)	Includes 15,000 shares pledged as security.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of nine members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year are Jerry W. Hacker, Anthony C. Meyer and Ralph B. Sprecher, each of whom is currently a director of United Community and the Bank. The nominees have been nominated to serve for a three-year term or until their respective successors have been elected and qualified.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2009.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees.

Board Nominees for Terms Ending in 2012

Jerry W. Hacker served as the owner and President of Dee’s Delights, Inc., a miniatures wholesaling company from 1983 until 2006. He is now retired. Age 66. Director since 1987 (including term as a director of Perpetual Federal Savings and Loan Association).

Anthony C. Meyer has been a senior judge for the State of Indiana since 1999. Age 76. Director since 1987 (including term as a director of Progressive Federal Savings Bank).

Ralph B. Sprecher is Chairman of the Board. He previously was the Vice President of Midwest Operations for Joseph E. Seagram, a beverage distribution company, and is now retired. Age 68. Director since 1993 (including term as a director of Perpetual Federal Savings and Loan Association).

Directors with Terms Ending in 2010

Eugene B. Seitz, II is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Assistant Secretary of the Board of Directors. Mr. Seitz’s brother, George M. Seitz, II, also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 52. Director since 1995 (including term as a director of Perpetual Federal Savings and Loan Association).

G. Michael Seitz is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Secretary of the Board of Directors. Mr. Seitz’s brother, Eugene B. Seitz, II also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 61. Director since 1971 (including term as a director of Progressive Federal Savings Bank).

Elmer G. McLaughlin has served as Executive Vice President and Chief Operating Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. McLaughlin served for nine years as President, and 19 years as a director, of Perpetual Federal Savings and Loan Association, and was Executive Vice President and head of Operations and senior loan officer of Perpetual Federal from 1978 until 1990. Mr. McLaughlin is the brother of W. Michael McLaughlin, a Senior Vice President of Operations at the Bank. Age 57. Director since 1980 (including term as a director of Perpetual Federal Savings and Loan Association).

Directors with Terms Ending in 2011

William F. Ritzmann has served as President and Chief Executive Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. Ritzmann served for 23 years as director, President and Managing Officer of Progressive Federal Savings Bank. Age 61. Director since 1975 (including term as a director of Progressive Federal Savings Bank).

Robert J. Ewbank has been a partner in the Lawrenceburg, Indiana law firm of Ewbank & Kramer LLP since 1978. Age 60. Director since 1984 (including term as a director of Progressive Federal Savings Bank).

Richard C. Strzynski has been a self-employed certified public accountant in Aurora, Indiana, since 1979. Age 61. Director since 1993 (including term as a director of Progressive Federal Savings Bank).

Proposal 2 — Ratification of Independent Registered Public Accountants

The Audit Committee of the Company’s Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be its independent registered public accountants for the 2010 fiscal year, subject to ratification by stockholders. A representative of Clark, Schaefer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Company’s Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accountants.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the chief executive officer and the two other most highly compensated executive officers during the year ended June 30, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonqualified Deferred Compensation ($)	All Other Compensation (4)	Total ($)
William F. Ritzmann President and Chief Executive Officer	2009 2008	142,106 142,106	— 5,896	63,248 45,868	32,502 23,628	— —	163,463 149,754	401,319 367,252
Elmer G. McLaughlin Executive Vice President, Chief Operating Officer and Corporate Secretary	2009 2008	121,925 121,925	— 5,059	47,436 34,401	24,376 17,721	— —	107,093 99,560	300,830 278,666
James W. Kittle Senior Vice President, Lending	2009 2008	95,312 95,312	— 3,955	33,601 24,368	17,267 12,553	— —	58,233 55,151	204,413 191,339

(1)	Reflects amounts earned under the cash profit-sharing plan and the cash bonus program.
(2)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based upon the Company’s stock price of $11.53 on the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.
(3)	These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the named executive officers. No options were granted in 2009. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 8 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.
(4)	Details of the amounts reported in the “All Other Compensation” column are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer:

Item	William F. Ritzmann	Elmer G. McLaughlin	James W. Kittle
Employer matching contribution to 401(k) plan	$7,750	$7,750	$4,766
Market value of allocations under the employee stock ownership plan	21,290	21,290	15,140
Value of insurance premiums under endorsement method split-dollar life insurance arrangement	664	784	751
Dividends paid on stock awards	6,848	5,136	3,638
Value of shares of Company Stock credited to SERP	7,522	381	—
Contributions to Executive Supplemental Retirement Income Agreement Trust (“SRIAT”)	75,633	46,455	21,500
Tax indemnification payment for income recognized on contributions to SRIAT	43,756	25,297	12,438

Total	$163,463	$107,093	$58,233

Employment Agreements

United Community and the Bank are both parties to substantially similar employment agreements with Messrs. Ritzmann, McLaughlin and Kittle. The employment agreements with Messrs. Ritzmann and McLaughlin each provide for a three-year term, and the employment agreement with Mr. Kittle has a two-year term. The employment agreements may be renewed on an annual basis by the respective Boards of Directors. The agreements provide for base salaries, which for 2009 were $142,106, $142,106 and $137,300 for Messrs. Ritzmann, McLaughlin and Kittle, respectively. In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans, retirement plans and fringe benefits.

United Community or the Bank will pay or reimburse the executive for reasonable costs and legal fees resulting from any dispute or question of interpretation relating to his employment agreement, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that United Community or the Bank will indemnify the executives to the fullest extent legally allowable. For Messrs. Ritzmann and McLaughlin, amounts due under the employment agreements may be paid by either United Community or the Bank, but they will not receive duplicative payments under both agreements.

The employment agreements discussed above provide Messrs. Ritzmann, McLaughlin and Kittle with certain severance payments and benefits continuation upon termination of employment. The employment agreements provide that United Community or the Bank may terminate an executive’s employment for cause, as described in the employment agreements, at any time, with no further benefits payable following such termination. If United Community or the Bank terminates an executive’s employment for reasons other than for death, cause or upon a change in control, the executive or, upon his death, his beneficiary, will receive a payment equivalent to his base salary for the remaining term of the agreement, plus the value of the cash bonus paid to the executive during the 12-month period preceding termination of employment. The executives will also receive continued health, life, disability and other benefits through the earlier of the agreement expiration date or coverage by another employer. Upon the executive’s death during the agreement term, the agreement will automatically expire and the executive’s estate will receive a payment equivalent to three months’ continued base salary.

The employment agreements provide that if the executive voluntarily terminates employment without written consent of United Community or the Bank, other than with “good reason, as defined in the agreement, the executive shall not engage in competition with United Community or the Bank within Dearborn County or within 30 miles of the principal business of United Community or the Bank.

Upon the executive’s involuntary termination or constructive termination (i.e., a voluntary termination with “good reason,” under circumstances outlined in the agreement) within one year following a change in control, the executive would receive an amount equal to the product of 2.99 and the executive’s “base amount” as defined under Internal Revenue Code Section 280G. Under Internal Revenue Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five years preceding termination of employment (or years of employment, if the executive is employed for a lesser period of time). The executive also receives continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the agreement term or the date the executive becomes covered under another employer’s benefit plans.

Internal Revenue Code Section 280G, as discussed above, provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct this amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G. In addition, upon termination of employment for any reason other than in connection with a change in control, the executives agree not to compete with United Community or the Bank for the remaining term of the agreement.

Supplemental Executive Retirement Plan

The Bank maintains a supplemental executive retirement plan which provides participants with retirement benefits that cannot be provided under the 401(k) Plan and/or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the supplemental executive retirement plan also provides supplemental benefits upon a change in control prior to the scheduled repayment of the ESOP loan. Messrs. Ritzmann and McLaughlin currently participate in the supplemental executive retirement plan.

Executive Supplemental Retirement Income Agreements

The Company has entered into Executive Supplemental Retirement Income Agreements with our Chief Executive Officer, Chief Operating Officer, Senior Vice President of Lending, Senior Vice President of Operations, and Chief Financial Officer for the purpose of providing each executive with additional compensation for 180 months following the executive’s retirement or other termination of service. The Bank established an irrevocable trust in connection with each arrangement. The trusts are funded with contributions from the Bank for the purpose of meeting the Bank’s obligations under the Executive Supplemental Retirement Income Agreements. The respective trust assets are beneficially owned by each individual with an Executive Supplemental Retirement Income Agreement. Each individual with an agreement recognizes income as contributions are made to the trust. Earnings on the trust’s assets are taxable to those individuals who maintain an executive supplemental retirement agreement with the Bank.

The Executive Supplemental Retirement Income Agreements require each executive to adhere to a non-competition agreement following termination of employment. In the event our executive breaches the non-competition agreement all payments under the Executive Supplemental Retirement Income Agreement will cease.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested as of June 30, 2009 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
William F. Ritzmann	26,542	39,995	11.53	12/14/16	15,927	110,693
Elmer G. McLaughlin	19,906	29,862	11.53	12/14/16	11,945	83,018
James W. Kittle	14,100	21,153	11.53	12/14/16	8,461	58,804

(1)	The market value of unvested restricted stock is based upon the closing price of the Company’s common stock on June 30, 2009, of $6.95 per share.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in United Community common stock during the year ended June 30, 2009.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company or the immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by United Community to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Pursuant to the Audit Committee Charter, the Audit Committee periodically reviews for approval all of the Company’s and the Bank’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. In accordance with banking regulations and its policy, the Board of Directors also reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Bank’s Code of Ethics and Business Conduct, all executive officers and directors of the Bank must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Bank. Such potential conflicts of interest include, but are not limited to, the following: (i) the Bank conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Bank.

The aggregate amount of loans granted by the Bank to its executive officers and directors was $2.8 million at June 30, 2009, or approximately 5.05% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2009.

The Bank has an employee loan program whereby employees, including executive officers and directors, may obtain loans with preferential interest rates compared to those prevailing at the time for comparable loans with persons not related to the Bank. The following information is furnished for outstanding loans made by the Bank to related persons (directors, executive officers and their immediate family members) under the United Community Bank employee loan program:

Name	Largest Aggregate Principal Outstanding for 2009 ($)	Principal Outstanding at June 30, 2009 ($)	Principal Paid During 2009 ($)	Interest Paid During 2009 ($)	Interest Rate Payable (%)
William F. Ritzmann President and Chief Executive Officer	130,372	126,194	4,178	4,070	2.1680
	22,761	22,750	11	796	2.9850
	2,499	2,498	—	30	1.1500
	100,000	100,000	—	2540	1.9240
Matthew P. Ritzmann Son of William F. Ritzmann and employee of United Community Bank	329,052	323,379	5,673	16,677	4.6760
	290,338	284,150	6,188	9,599	2.4780
	29,958	29,931	27	1,279	3.9270
	26,714	21,193	5,521	1,152	3.7130
	18,549	16,648	1,900	339	3.5740
Ralph B. Sprecher Chairman of the Board	240,898	235,332	5,566	8,330	3.2620
	73,784	65,950	7,834	1,981	2.4240
Robert J. Ewbank Director	229,032	222,707	6,325	9,538	2.9710
	73,732	73,732	—	4,440	6.5000
	258,682	250,023	8,659	14,195	6.0000
	12,633	10,229	2,404	356	2.4240
Elmer G. McLaughlin Executive Vice President and Chief Operating Officer	115,966	112,472	3,495	3,465	2.8120
	99,000	99,000	—	2,423	1.9240
	136,111	135,816	295	5,364	3.4800
Eugene B. Seitz, II Director	182,604	177,830	4,773	6,927	3.2440
	39,711	39,139	572	1,582	2.4240
James W. Kittle Senior Vice President	103,204	99,022	4,181	3,169	2.7040
	99,963	95,856	4,106	2,446	1.9240
W. Michael McLaughlin Senior Vice President	144,046	130,947	13,099	4,023	2.7440
	53,743	—	53,743	941	2.0580
	14,662	14,355	307	58	1.9240
	52,916	52,425	491	155	1.9240
Barbara Wheat Stepdaughter of Elmer G. McLaughlin	166,460	159,928	6,533	5,467	2.4780
	80,511	75,554	4,957	2,906	1.9240
Anthony C. Meyer Director	33,737	30,634	3,103	1,157	3.2440
	17,948	17,623	325	492	2.4240
Jerry W. Hacker	630,019	598,065	31,954	40,046	6.5000
Director
Richard C. Strzynski	37,828	29,961	7,867	1,289	3.2320
Director	21,317	19,698	1,619	526	2.4240
G. Michael Seitz	38,384	11,585	26,799	668	2.4240
Director
Vicki A. March	18,798	12,033	6,765	683	8.5000
Chief Financial Officer and Treasurer

Other Transactions. Ewbank & Kramer LLP of Lawrenceburg, Indiana, of which Robert J. Ewbank is a partner, performs legal services for the Bank. Mr. Ewbank is also President and owner of Ewbank Land Title, Inc., which performs title searches and provides title insurance for loans that the Bank originates. Mr. Ewbank’s wife is the owner of Working Environments, Inc., which provides the Bank with interior design and decorating services for its offices. In fiscal 2009, the Bank paid a total of $52,500 in legal fees to Ewbank & Kramer LLP, $385,017 to Ewbank Land Title, Inc. for title searches and title insurance and $5,052 to Working Environments, Inc. for interior design and decorating services including furnishings for the Bank’s offices. We believe that the fees paid to Ewbank & Kramer LLP, Ewbank Land Title, Inc. and Working Environments, Inc. were based on normal terms and conditions as would apply to unaffiliated clients of those firms. During fiscal 2009, the Bank received certain insurance coverage from Seitz Agency, Inc., an insurance agency of which G. Michael Seitz and Eugene B. Seitz, both directors of the Bank and the Company, are officers and co-owners. The Bank made payments of approximately $154,507 to Seitz Agency, Inc. during fiscal 2009. There are no other transactions or series of similar transactions between the Bank and any director or executive officer in which the amount involved exceeds $120,000 since the beginning of the Bank’s last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 9, 2010. If next year’s annual meeting is held on a date more than 30 calendar days from November 12, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard C. Strzynski, at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Communications to individual directors may be made in writing to such director at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of United Community common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on September 30, 2009. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2009, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on September 30, 2009 upon written request to Elmer G. McLaughlin, United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by casting your vote via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ELMER G. MCLAUGHLIN
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

Lawrenceburg, Indiana

October 7, 2009

APPENDIX A

UNITED COMMUNITY BANCORP

AUDIT COMMITTEE CHARTER

I. Purpose

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of United Community Bancorp (the “Company”) is to assist the Board in its oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare the report required by the Securities and Exchange Commission rules to be included in the Company’s annual meeting proxy statement.

II. Organization

The Committee will be comprised of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee should be financially literate at the time of appointment, meaning they should have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The members of the Committee and the Chairperson shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed.

III. Structure and Meetings

The Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee chairperson shall preside at the meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee chairperson shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV. Goals and Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties, the Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor and the Board.

2.	Meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

3.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

4.	Review recommendations from the independent auditor regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

5.	Following each meeting of the Committee, the Chairperson of the Committee will submit a record of the meeting to the Board, including any recommendations that the Committee may deem appropriate.

A-1

6.	Ensure that the independent auditor discusses with the Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

7.	Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

8.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

9.	Review with management, the independent auditor and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

10.	Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

11.	Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

12.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

13.	Review the performance of and scope of work performed by the independent auditor.

14.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

16.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

17.	Review and approve all related-party transactions.

V. Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual meeting proxy statement to its shareholders a copy of the Charter once every three years.

VI. Audit Committee Resources

The Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to such counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

A-2

APPENDIX B

UNITED COMMUNITY BANCORP

COMPENSATION COMMITTEE CHARTER

I. Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of United Community Bancorp (the “Company”) is responsible for personnel policies, salaries and benefits, incentive compensation and management succession planning.

II. Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Chief Executive Officer will meet often with the Committee, but the Chief Executive Officer will not be on the Committee or participate in all of its meetings.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV. Goals and Responsibilities

In carrying out its responsibilities:

1.	The Committee shall have responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance and is justified by the returns available to shareholders.

2.	The Committee shall have responsibility for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

3.	The Committee shall have responsibility for overseeing the administration of the Company’s benefit programs.

B-1

4.	The Committee shall establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

5.	The Committee shall establish annually subjective and objective criteria to serve as the basis for the other executive officers’ compensation, evaluate the other executive officers’ performance in light of those criteria and determine the other executive officers’ compensation based on that evaluation. The Committee may consult with the Chief Executive Officer with respect to the compensation of other executive officers.

6.	With respect to the Company’s equity-based compensation plans, the Committee shall approve grants of stock options, restricted stock, performance shares, stock appreciation rights and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

7.	The Committee shall from time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

V. Performance Evaluations

The chairperson of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the chairperson shall lead the Committee in an annual evaluation of its performance. The Committee shall conduct an annual performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI. Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

B-2

APPENDIX C

UNITED COMMUNITY BANCORP

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. Purpose

The primary objectives of the Nominating and Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of United Community Bancorp (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending a group of director nominees for election at each annual meeting of the Company’s shareholders; (ii) ensuring that the Audit, Compensation and Nominating and Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II. Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

The members of the Committee and the Chairperson shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee may form and delegate authority to subcommittees when appropriate.

III. Structure and Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV. Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s shareholders; and (v) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing law and regulations as the Committee or the Board deems appropriate.

C-1

V. Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI. Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

C-2

UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 12, 2009, 9:30 a.m. Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF

THE PROXY CARD, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 12, 2009

The Proxy Statement and the 2009 Annual Report to Stockholders are available at https://www.sendd.com/EZProxy/?project_id=340.

YOUR VOTE IS IMPORTANT

Please complete both sides of the PROXY CARD, sign, date,

detach and return in the enclosed envelope.

Detach proxy card here

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	COMMON	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated (Please sign here)	The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting site at www.illinoisstocktransfer.com, click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter on your telephone keyboard the Voter Control Number printed on the front of this proxy card.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

COMMON

REVOCABLE PROXY – UNITED COMMUNITY BANCORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP

The undersigned hereby appoints G. Michael Seitz, Eugene B. Seitz, II and Richard C. Strzynski each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on November 12, 2009, at 9:30 a.m. Local Time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 Jerry W. Hacker	☐	☐
02 Anthony C. Meyer	☐	☐
03 Ralph B. Sprecher	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the nominees and the proposal listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on November 12, 2009. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a United Community Bancorp Annual Report to Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account.

To direct the ESOP Trustee on how to vote the shares of common stock deemed allocated to your account, please complete and sign the appropriately marked vote authorization form for the ESOP and return it in the accompanying postage-paid envelope. Alternatively, you may also vote via the Internet or by telephone, as directed on the vote authorization form. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ ELMER G. MCLAUGHLIN
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 12, 2009, 9:30 a.m. Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THE VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the VOTE AUTHORIZATION FORM, sign, date,

detach and return in the enclosed envelope.

Detach vote authorization form here

The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	ESOP		IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated	(Please sign here)	The prompt return of the vote authorization form will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

Please sign exactly as your name appears on this form. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below. Detach the form below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting site at www.illinoisstocktransfer.com, click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this vote authorization form.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter on your telephone keyboard the Voter Control Number printed on the front of this vote authorization form.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

ESOP

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated (or deemed allocated) to me under the United Community Bank Employee Stock ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 12, 2009.

Accordingly, you are to vote my share as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 Jerry W. Hacker	☐	☐
02 Anthony C. Meyer	☐	☐
03 Ralph B. Sprecher	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a vote authorization form for the purpose of conveying your voting instructions to MG Trust Company LLC, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on November 12, 2009. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund trustee as to the voting of shares of Company common stock credited to your account as of September 30, 2009, the record date for the 2009 Annual Meeting of Stockholders.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked vote authorization form and return it in the accompanying postage-paid envelope. Alternatively, you may vote via the Internet or by telephone, as directed on the vote authorization form.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ ELMER G. MCLAUGHLIN
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 12, 2009, 9:30 a.m. Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF

THE VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED

ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the VOTE AUTHORIZATION FORM, sign, date,

detach and return in the enclosed envelope.

Detach vote authorization form here

The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	401K	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated (Please sign here)	The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

Please sign exactly as your name appears on this form. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting site at www.illinoisstocktransfer.com, click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this vote authorization form.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter on your telephone keyboard to the Voter Control Number printed on the front of this vote authorization form.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

401K

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that MG Company, LLC (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 12, 2009.

The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 Jerry W. Hacker	☐	☐
02 Anthony C. Meyer	☐	☐
03 Ralph B. Sprecher	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear Stock Award Recipient:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the trustee of all unvested shares of Company common stock held in the Company’s 2006 Equity Incentive Plan Trust (“Incentive Plan Trust”), on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on November 12, 2009. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the Company’s 2006 Equity Incentive Plan (the “Incentive Plan”) that are unvested as of September 30, 2009. The Incentive Plan trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

To direct the Incentive Plan trustee on how to vote the shares of common stock awarded to you under the Incentive Plan, please complete and sign the appropriately marked vote authorization form for the Incentive Plan and return it in the accompanying postage-paid envelope. Alternatively, you may also vote via the Internet or by telephone, as directed on the vote authorization form.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ ELMER G. MCLAUGHLIN
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 12, 2009, 9:30 a.m. Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THE VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the VOTE AUTHORIZATION FORM, sign, date,

detach and return in the enclosed envelope.

Detach vote authorization form here

The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	INCENTIVE PLAN	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated (Please sign here)	The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

Please sign exactly as your name appears on this form. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below. Detach the form below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting site at www.illinoisstocktransfer.com, click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this vote authorization form.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter on your telephone keyboard the Voter Control Number printed on the front of this vote authorization form.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 10, 2009, at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

INCENTIVE PLAN

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that First Bankers Trust Services, Inc., the Incentive Plan Trustee, is the holder of record and custodian of all unvested restricted shares of United Community Bancorp (the “Company”) common stock awarded to me under the Company’s 2006 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 12, 2009.

Accordingly, you are to vote my share as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 Jerry W. Hacker	☐	☐
02 Anthony C. Meyer	☐	☐
03 Ralph B. Sprecher	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)